Chase Manhattan Auto Owner Trust 1998-B
Statement to Certificateholders
15-Sep-00

DISTRIBUTION IN DOLLARS
CLASS             ORIGINAL             PRIOR        PRINCIPAL       INTEREST           TOTAL  REALIZED   DEFERRED          CURRENT
                      FACE         PRINCIPAL                                                    LOSSES   INTEREST        PRINCIPAL
                     VALUE           BALANCE                                                                               BALANCE
A1          250,000,000.00                 0                0              0               0         0          0                0
A2          200,000,000.00                 0                0              0               0         0          0                0
A3          321,000,000.00     37,355,566.65    19,206,174.63     178,995.42   19,385,170.05         0          0    18,149,392.02
A4          282,800,000.00    282,800,000.00                0   1,366,866.67    1,366,866.67         0          0   282,800,000.00
B1           32,604,142.65     32,604,142.65                0     164,379.22      164,379.22         0          0    32,604,142.65
TOTALS    1,086,404,142.65    352,759,709.30    19,206,174.63   1,710,241.31   20,916,415.94         0          0   333,553,534.67


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                              PASS-THROUGH RATES
CLASS                PRIOR         PRINCIPAL         INTEREST          TOTAL         CURRENT                CLASS         CURRENT
                 PRINCIPAL                                                         PRINCIPAL                            PASS-THRU
                    FACTOR                                                            FACTOR                                 RATE
A1                       0                 0                0              0               0                   A1            5.58%
A2                       0                 0                0              0               0                   A2            5.73%
A3             116.3724818          59.83232       0.55761813       60.38994       56.540162                   A3            5.75%
A4                1,000.00                 0       4.83333335       4.833333        1,000.00                   A4            5.80%
B1                1,000.00                 0       5.04166669       5.041667        1,000.00                   B1            6.05%
TOTALS         324.7039435          17.67866       1.57422201       19.25289       307.02528


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
STATEMENT TO CERTIFICATEHOLDERS

                      Due Period                                                                         29
                      Due Period Beginning Date                                                      8/1/00
                      Due Period End Date                                                           8/31/00
                      Determination Date                                                             9/8/00
Section 5.8(iii)      Servicing Fee                                                              293,966.42
Section 5.8(iii)      Servicing Fee per $1000                                                    0.27058662
Section 5.8(iv)       Administration Fee                                                           1,000.00
Section 5.8(iv)       Administration Fee per $1000                                               0.00092047
Section 5.8(vi)       Pool Balance at the end of the Collection Period                       333,553,534.67
Section 5.8(vii)      Repurchase Amounts for Repurchased Receivable
                      By Seller                                                                           0
                      By Servicer                                                                 30,868.96
                      TOTAL                                                                       30,868.96
Section 5.8(viii)     Realized Net Losses for Collection Period                                  209,704.54
Section 5.8(ix)       Reserve Account Balance after Disbursement                              10,006,606.04
Section 5.8(x)        Specified Reserve Account Balance                                       10,006,606.04
Section 5.8(xi)       Total Distribution Amount                                               21,622,356.23
                      Servicing Fee                                                              293,966.42
                      Administration Fee                                                           1,000.00
                      Noteholders Distribution Amount                                         20,752,036.72
                      Certficateholders Distribution Amount                                      164,379.22
                      Deposit to Reserve Account                                                 410,973.87

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
MONTHLY SERVICER REPORT

I. Avaliable Amount in the Collection Accont

                      A.Credits
                      1. Payments from Obligors Applied to Collection Period
                      a. Principal Payments                                                   18,911,323.79
                      b. Other Interest Payments                                               2,625,653.40
                      c. Total                                                                21,536,977.19
                      2. Proceeds from Repurchased Receivables
                      a. Principal Before Cutoff Date                                                     0
                      b. Interest Before Cutoff Date                                                      0
                      c. Principal Payments                                                       30,868.96
                      d. Recovery of Advance                                                              0
                      e. Other Interest Payments                                                          0
                      f. Total                                                                    30,868.96
                      3. Reversal from Defaulted Contracts                                                0
                      4. Recovery of Defaulted Receivables                                        54,510.08
                      5. Advance Recoveries Before Cutoff Date
                      a. Principal                                                                   543.73
                      b. Interest                                                                         0
                      c. Total                                                                       543.73
                      6. Net Adjustments                                                                  0
                      7. Reserve Fund Transfer Amount                                                     0
                      8. Overpayment From Obligors                                                 8,343.90
                      9. Total Credits                                                        21,631,243.86
                      B. Debits
                      1. Overpayments From Obligors                                                8,343.90
                      2. Advance Recovery Amount Before Cutoff Data to Seller
                      a. Principal                                                                   543.73
                      b. Interest.                                                                        0
                      c. Total                                                                       543.73
                      3. Reversal of Defaulted Contracts                                                  0
                      4. Total Debits                                                              8,887.63
                      C. Total Available Amount (Lines A-B)                                   21,622,356.23


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
MONTHLY SERVICER REPORT


II. Liquidation Proceeds on Defaulted Receivables for the Collection Period

                      A. Principal                                                               263,981.88
                      B. Interest                                                                 22,846.49
                      C. Total                                                                   286,828.37

III. Disbursements from Collection Account
                      A. Available Distribution Amount
                      1. Available Distribution Amount                                        21,622,356.23
                      2. Reserve Account Transfer Amount                                                  0
                      3. Total Distribution Amount                                            21,622,356.23
                      B. Monthly Servicing Fee                                                   293,966.42
                      C. Monthly Administration Fee                                                1,000.00
                      D. Noteholders Interest Distributable Amount                             1,545,862.09
                      E. Certificateholders Interest Distributable Amount                        164,379.22
                      F. Noteholders Principal Distributable Amount                           19,206,174.63
                      G. Certificateholders Principal Distributable Amount                                0
                      H. Deposit to Reserve Account                                              410,973.87

IV. Monthly Disbursements
                      A. Pool Servicing Fee
                      a. Monthly Servicing Fee                                                   293,966.42
                      b. Unpaid Monthly Servicing Fee                                                     0
                      c. Total                                                                   293,966.42
                      B. Administrative Fee
                      a. Monthly Administration Fee                                                1,000.00
                      b. Unpaid Monthly Administration Fee                                                0
                      c. Total                                                                     1,000.00
                      C. Noteholders' Interest Distributable Amount
                      Class A-1 Monthly Interest                                                          0
                      Class A-1 Carryover Shortfall                                                       0
                      Class A-1 Total                                                                     0
                      Class A-2 Monthly Interest                                                          0
                      Class A-2 Carryover Shortfall                                                       0
                      Class A-2 Total                                                                     0

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
MONTHLY SERVICER REPORT

                      Class A-3 Monthly Interest                                                 178,995.42
                      Class A-3 Carryover Shortfall                                                       0
                      Class A-3 Total                                                            178,995.42
                      Class A-4 Monthly Interest                                               1,366,866.67
                      Class A-4 Carryover Shortfall                                                       0
                      Class A-4 Total                                                          1,366,866.67
                      Total for Notes Monthly Interest                                         1,545,862.09
                      Total for Notes Carryover Shortfall                                                 0
                      Total for Notes Total                                                    1,545,862.09
                      D. Certificateholders' Interest Distributable Amount
                      Class B-1 Monthly Interest                                                 164,379.22
                      Class B-1 Carryover Shortfall                                                       0
                      Class B-1 Total                                                            164,379.22
                      Total for Certificates Monthly Interest                                    164,379.22
                      Total for Certificates Carryover Shortfall                                          0
                      Total for Certificates Total                                               164,379.22
                      E. Noteholders' Principal Distributable Amount
                      Class A-1 Monthly Principal                                                         0
                      Class A-1 Carryover Shortfall                                                       0
                      Class A-1 Total                                                                     0
                      Class A-2 Monthly Principal                                                         0
                      Class A-2 Carryover Shortfall                                                       0
                      Class A-2 Total                                                                     0
                      Class A-3 Monthly Principal                                             19,206,174.63
                      Class A-3 Carryover Shortfall                                                       0
                      Class A-3 Total                                                         19,206,174.63
                      Class A-4 Monthly Principal                                                         0
                      Class A-4 Carryover Shortfall                                                       0
                      Class A-4 Total                                                                     0
                      Total for Notes Monthly Principal                                       19,206,174.63
                      Total for Notes Carryover Shortfall                                                 0
                      Total for Notes Total                                                   19,206,174.63
                      F. Certificateholders' Principal Distributable Amout
                      Class B-1 Monthly Principal                                                         0
                      Class B-1 Carryover Shortfall                                                       0
                      Class B-1 Total                                                                     0
                      Total for Certificates Monthly Principal                                            0
                      Total for Certificates Carryover Shortfall                                          0
                      Total for Certificates Total                                                        0
                      G. Total Disbursements                                                  21,211,382.36

V. Payment Deficiency Amount
                      A. Scheduled Monthly Disbursements                                      21,211,382.36
                      B. Available Distribution Amount                                        21,622,356.23


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
MONTHLY SERVICER REPORT


                      C. Payment Deficiency Amount                                                        0

VI. Reserve Account Transfer Amount
                      A. Available Reserve Amount                                             10,582,791.28
                      B. Payment Deficiency Amount                                                        0
                      C. Withdrawal for Write-Off                                                         0
                      D. Reserve Account Withdrawal (MIN: Lines A and (B+C))                              0

VII. Pool Balance Reduction Allocation for Collection Period
                      A. Beginning Pool Balance                                              352,759,709.30
                      B. Pool Balance Reduction
                      1. Avalaible Principal
                      a. Principal Payments                                                   18,911,323.79
                      b. From Repurchased Receivables                                             30,868.96
                      c. Total                                                                18,942,192.75
                      2. From Defaulted Receivables                                              263,981.88
                      3. Total Pool Balance Reduction                                         19,206,174.63
                      C. Ending Pool Balance                                                 333,553,534.67
                      D. Allocations
                      1.Percentage Allocation
                      a. Notes                                                                      100.00%
                      b. Certificates                                                                 0.00%
                      2. Monthly Principal Allocation
                      a. Notes                                                                19,206,174.63
                      b. Certificates                                                                     0

VIII. Delinquency and Defaults

Group 1
       Period                Number                Delinquency Amount           Principal Balance

30-59 days                         1032                      741,574.48            8,954,188.90
60-89 days                          186                      184,580.19            1,432,478.69
90-119 days                          71                       99,180.06              516,420.05
120+149 days                         32                       45,553.37              179,935.00
150+179 days                         18                       27,486.39               88,901.73
180+209 days                         14                       28,164.90               80,760.01
210+239 days                          4                        8,514.01               25,234.39
240+Days Delinquent                   0                               0                       0
Total                              1357                    1,135,053.40           11,277,918.77


                      B. Principal amount of loans in defaulted receivables                      263,981.88


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
MONTHLY SERVICER REPORT

                      C. Delinquency Percentage
                      1. Outstanding principal balance for deliquency greater than
                           or equal to 60 days                                                 2,323,729.87
                      2. Pool Principal Ending Balance                                       333,553,534.67
                      3. Delinquency Percentage                                                       0.70%
IX. Pool Delinquency Percentages
                      A. Delinquency Percentage for 2nd previous period                               0.62%
                      B. Delinquency Percentage for previous period                                   0.68%
                      C. Delinquency Percentage for current period                                    0.70%
                      D. Average Deliquency Percentage                                                0.66%
X. Portfolio Loss Ratios
                      A. Net Loss Ratio for 2nd previous period                                       0.59%
                      B. Net Loss Ratio for previous period                                           0.65%
                      1. Principal Balance of Defaulted Receivables                              263,981.88
                      2. Principal Recoveries on Defaulted Receivables                            54,277.34
                      3. Average Pool Balance for Collection Period                          343,156,621.99
                      4. Net Loss Ratio for Current Period(12*(1-2)/3)                                0.73%
                      D. Average Net Loss Ratio ((A+B+C) / 3)                                         0.65%
XI. Specified Reserve Account Balance
                      A. Calculation for Reserve Account Floor Amount
                      1. Guaranteed Floor Amount                                               8,148,031.07
                      2. Possible Floor Amount
                      a. Principal Balance at the Beginning of Next Collection Period        333,553,534.67
                      b. Cumulative Monthly Interest through Final Distribution Data


Class A-1 Balance                                             0
Class A-1 Interest Rate                                   5.578
Class A-1 Service Rate                                     0.01
Class A-1 Term                                                0
Class A-1 Interest                                            0
Class A-1 Service Fee                                         0
Class A-1 Total                                               0
Class A-2 Balance                                             0
Class A-2 Interest Rate                                   5.729
Class A-2 Service Rate                                     0.01
Class A-2 Term                                                0
Class A-2 Interest                                            0
Class A-2 Service Fee                                         0
Class A-2 Total                                               0


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
MONTHLY SERVICER REPORT

Class A-3 Balance                                 18,149,392.02
Class A-3 Interest Rate                                    5.75
Class A-3 Service Rate                                     0.01
Class A-3 Term                                               13
Class A-3 Interest                                 1,130,555.88
Class A-3 Service Fee                                196,618.41
Class A-3 Total                                    1,327,174.29
Class A-4 Balance                                282,800,000.00
Class A-4 Interest Rate                                     5.8
Class A-4 Service Rate                                     0.01
Class A-4 Term                                               29
Class A-4 Interest                                39,639,133.33
Class A-4 Service Fee                              6,834,333.33
Class A-4 Total                                   46,473,466.66
Class B-1 Balance                                 32,604,142.65
Class B-1 Interest Rate                                    6.05
Class B-1 Service Rate                                     0.01
Class B-1 Term                                               49
Class B-1 Interest                                 8,054,581.74
Class B-1 Service Fee                              1,331,335.82
Class B-1 Total                                    9,385,917.56



                      c. Possible Floor Amount equals Pool Balance +
                           Interest + Service Fee
                      (Lines a+b)                                                            390,740,093.18
                      3. Reserve Account Floor (Minimum Lines 1 and 2)                         8,148,031.07
                      B. Possible Reserve Account Amount
                      1. Reserve Account Trigger Percentages
                      a. Average Delinquency Percentage                                               0.66%
                      b. Average Delinquency Percentage Trigger                                       1.75%
                      c. Average Loss Ratio                                                           0.65%
                      d. Average Loss Ratio Trigger                                                   1.75%
                      e. Maximum Reserve Account Percentage Specified                                 6.00%
                      f. Minimum Reserve Account Percentage specified                                 3.00%
                      g. Reserve Account Percentage Applied                                           3.00%
                      2. Pool Principal Balance                                              333,553,534.67
                      3. Possible Reserve Account Amount                                      10,006,606.04
                      C. Specified Reserve Account Balance (Max: Lines A and B)               10,006,606.04


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-B
15-Sep-00
MONTHLY SERVICER REPORT

XII. Reserve Account

                      A. Reserve Account Balance After Disbursement from Previous Period
                      1. Reserve Account Balance After Disbursement from Previous Period      10,582,791.28
                      2. Reserve Account Transfer Amount                                                  0
                      3. Investment Earnings                                                      59,595.81
                      4. Deposit to Reserve Account After Disbursement                           410,973.87
                      5. Amount After Deposit                                                 11,053,360.96
                      B. Specified Reserve Account Balance                                    10,006,606.04
                      C. Available Reserve Account Amount (Min: Lines A and B)                10,006,606.04
                      1. Excess in Reserve Acct: Max(LinesA.5 - B and 0)                       1,046,754.92
                      D. Excess Amount to Seller                                               1,046,754.92
                      F. Ending Reserve Account Balance                                       10,006,606.04
XIII. Weighted Average Coupon as of Current Period                                               9.04511771
XIV. Weighted Average Maturity as of Current Period                                             28.32263041



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION